UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2013, the Board of Directors (the "Board") of Cleco Corporation (the "Company") elected Vicky A. Bailey as a director of the Company effective June 13, 2013. Ms. Bailey is the president of Anderson Stratton International, LLC, a strategic consulting and government relations company in Washington, D.C., where she has served as President since November 2005. She was a partner with Johnston & Associates, LLC, a public relations firm in Washington, D.C., from March 2004 through October 2005. Prior to joining Johnston & Associates, LLC, Ms. Bailey served as Assistant Secretary for the Office of Policy and International Affairs from 2001 through February 2004. From 2000 until May 2001, she was President and a director of PSI Energy, Inc., an Indiana electric utility subsidiary of Cinergy Corp. Ms. Bailey served on the Board of Trustees of the North American Electric Reliability Corporation from 2010 until February 2013 and was a Commissioner on the Federal Energy Regulatory Commission from 1993 to 2000. Ms. Bailey is currently serving as a director of EQT Corporation, an integrated energy company and Cheniere Energy, Inc., a company primarily engaged in the liquefied natural gas-related businesses. She also serves as a director of Battelle Memorial Institute, a non-profit research and development organization that serves the national security, health and life sciences, and energy and environmental industries. She received a Bachelor of Science in Industrial Management from Purdue University. Ms. Bailey, who is 61 years old, will be a Class I director of the Board whose term of office will expire at the Company's 2016 annual meeting of shareholders. The Board has not yet appointed Ms. Bailey to any Board committees, but anticipates doing so at its July 2013 Board meeting. There are no arrangements or understandings between Ms. Bailey and any other person pursuant to which she was elected to the Board, and there are no relationships between Ms. Bailey and the Company that would require disclosure under Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended. Ms. Bailey will be compensated for her service as a director on the same basis as the other non-management directors of the Company as described in the Company's definitive proxy statement for its 2013 annual meeting of shareholders as filed with the Securities and Exchange Commission on March 15, 2013.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 13, 2013, and in connection with the election of Ms. Bailey, the Board of the Company amended the Company's Bylaws to increase the number of directors serving on the board to nine. Prior to this amendment, the Company's Bylaws provided for eight directors to serve on its board. This description of the amendment to the Company's Bylaws is qualified in its entirety by reference to the text of the amendment to the Company's Bylaws as filed as Exhibit 3.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are filed herewith:

3.1 Text of the Amendment to the Bylaws of Cleco Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: June 13, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: June 13, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Text of the Amendment to the Bylaws of Cleco Corporation.